Loans Receivable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Loans receivable:
Total loans receivable	¥ 768,642	$ 118,138	¥ 115,071
Allowance for loan losses	(3,244)	(498)	(1,151)
Loans receivable, net	765,398	117,640	113,920
Within Credit Term Loans
Loans receivable:
Total loans receivable	¥ 768,642	$ 118,138	¥ 115,071